UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1: Report to Shareholders

Institutional Mid-Cap Equity Growth Fund	December 31, 2010

Highlights

• Even as the mood on Main Street remained somber, strong corporate profit gains drove the major stock indexes back to levels reached on the eve of the financial crisis.

• Mid-cap growth stocks performed especially well, and the Institutional Mid-Cap Equity Growth Fund nearly matched the robust returns of its growth indexes over the past six months while modestly outpacing all of its indexes for the year as a whole.

• While we normally would not expect to keep pace during momentum-driven rallies, stock selection among energy, health care, and consumer staples stocks boosted the fund’s results.

• Mid-cap valuations remain reasonable overall, but we are taking note of signs of froth in some segments of our market.

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Mid-Cap Equity Growth Fund

Dear Investor

Wall Street and Main Street often seem worlds apart, but the tenor of the two could not have been more different for most of 2010. Main Street remained glum as high unemployment and the continuing housing slump made the economic recovery seem like an abstraction to many Americans. Conversely, after working through anxiety resulting from the Greek debt crisis, the “flash crash” brought about by an electronic trading glitch in early May, and the sluggish economic recovery, Wall Street celebrated strong profit growth in the second half of the year, driving the major indexes back to levels reached on the eve of the financial crisis in the fall of 2008. The mood was especially ebullient among investors in mid-cap stocks, who propelled the S&P MidCap 400 Index to within a few percentage points of its all-time high by year-end. The Institutional Mid-Cap Equity Growth Fund kept pace with its surging benchmarks, posting a solid gain in this environment.

The Institutional Mid-Cap Equity Growth Fund gained 29.90% for the past six months and 29.24% for the year ended December 31, 2010. The fund outperformed all of its comparison indexes over the past year, while slightly trailing its growth-oriented indexes over the past six months. The fund remained favorably ranked relative to its competitors over all time periods. (Based on cumulative total return, Lipper ranked the Institutional Mid-Cap Equity Growth Fund 110 out of 423, 40 out of 387, 46 out of 330, and 12 out of 207 funds in the mid-cap growth funds category for the 1-, 3-, 5-, and 10-year periods ended December 31, 2010, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

In our letter last year, we disputed the common notion that stock investors had suffered a “lost decade,” noting that mid-cap stocks and other asset classes had performed considerably better than the large-cap indexes referenced by most market observers. Indeed, as indicated by the line chart on page 7, the strong performance of the past year saw an investment in the fund made 10 years ago recapture the all-time high it established before the “Great Recession” took hold in late 2007. Over the past 10 years, as seen on the Average Annual Compound Total Return table on page 7, the fund has gained an average of 7.82% per year. Annualized returns for the fund were 29.24%, 7.29%, and 7.82% for the 1-, 5-, and 10-year periods ended December 31, 2010, respectively. Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. To obtain the most recent month-end performance, please call 1-800-638-8790. The fund’s expense ratio was 0.66% as of its fiscal year ended December 31, 2009.)

Market Environment

The stealth rally of 2010 reflected the highly bifurcated nature of the economic recovery. Many American companies enjoyed stellar profit growth, thanks in part to vitality in emerging export markets as well as deep cost cuts made during the economic downturn. The nation’s manufacturing sector expanded throughout most of 2010, and the service sector was showing consistent gains by year-end. Companies did well with less but resisted adding workers even as they once again ramped up production. As a result, productivity has skyrocketed, but the unemployment rate has hovered near an abysmal 10%. With jobs still hard to find, consumer sentiment gauges have remained at low levels, and personal spending has defied past recession patterns, increasing only slowly as the economy began to grow again.

Americans have begun to realize that we are only in the early stages of a multiyear period of adjustment away from a false prosperity built on a housing bubble and easy credit. The housing market remains deep in the doldrums, with home sales and construction stuck at multi-decade lows and housing prices continuing to fall in some regions. As a result, over 20% of homeowners are underwater on their mortgages. Many others, whose mortgage profiles are more secure, remain deeply risk averse and burdened with the need to pay down debt in other forms. We believe that the personal savings rate, which has increased from around 2% on the eve of the financial crisis to 5.3% in November—below its long-term average of roughly 7%—may go as high as 10% in the next several years.

Readjustment and newfound thrift in the private sector have yet to be matched by federal, state, and municipal governments, which are falling deeper into debt with each passing month. This glaring juxtaposition gave rise to the Tea Party movement, a populist uprising against unsustainable public spending and bailouts. While this is not the forum to judge the Tea Party’s remedies, the popular backlash that it has engendered against Washington is affecting the views of lawmakers. Since the November election, the Obama administration appears to be moving toward the center, becoming more hospitable to business, similar to the tack taken by the Clinton administration after its own setback in 1994. It is ironic, however, that the first bipartisan action following the recent election was the budget-busting tax compromise of early December.

While the economy improved and the market soared in 2010, monetary policy remained extremely accommodative. The Federal Reserve, fearing a rerun of the deflationary environment in the U.S. in the 1930s or in Japan in the last two decades, kept overall monetary policy as loose as it had been at the depth of the financial crisis, with the federal funds rate still hovering near 0%. Worried that even this was not enough, in early November the Fed renewed its purchases of long-term Treasuries in an effort to keep long-term interest rates low and eventually spur hiring. To date, the Fed’s Rube Goldberg construct has failed, with long-term rates moving higher and job growth remaining anemic. Instead, this bold and risky experiment appears to have fostered huge capital flows to already overheating emerging markets. Inflation has picked up alarmingly in many developing nations, and higher prices for commodities such as food and gasoline may presage a broad rise in consumer prices in the U.S. in the coming years—an expensive price to pay for the boost in confidence the Fed provided investors this fall.

Portfolio Review

As we have noted in previous letters, we typically would expect to lag our benchmarks somewhat during momentum-driven rallies such as we experienced over the past six months. Our focus on valuation typically serves us well in down markets, and over the course of a market cycle, but can restrain our gains in bull phases. However, we managed largely to keep pace with our benchmarks in the second half of the year, thanks in large part to favorable stock selection in the energy, health care, and consumer staples sectors. Unsurprisingly in such a strong market, most of the fund’s holdings had gains over the past six months and year.

Some of our best contributors in 2010 came from the consumer sectors. Despite our muted expectations for overall consumer spending, we have continued to believe that strong brands and innovative managements will be able to prosper as they seize market share from less-nimble competitors. Chipotle Mexican Grill continued to play this role with its unique blend of inexpensive but high-quality food. Whole Foods has also continued to defy skeptics who thought that customers would spurn the chain following the recession. The company posted outstanding operating results as it moved firmly beyond its ill-timed acquisition of Wild Oats. We have similar hopes for Canada’s Shoppers Drug Mart, which we consider the best drugstore chain in North America. The company’s stock suffered from concerns about a new reimbursement regime in Ontario but has bounced back as investors have begun to realize its longer-term potential. Innovative used car retailer CarMax, as well as Coach, Starbucks, and Marriott were also top contributors in the periods. (Please refer to the portfolio of investments for a complete list of fund holdings and the amount each represents in the portfolio.)

Information technology holdings were also generally good performers. Longtime shareholders know the fund has had a large weighting in the sector over the last several years due to the attractive growth prospects we see in many of these companies. Strong performers included Juniper Networks, which is benefiting from demand for network communications infrastructure equipment needed to carry the rapidly increasing volume of Internet traffic; JDS Uniphase, which also sells a wide array of communications devices and test and measurement equipment; and Rovi, which facilitates on-demand digital entertainment. We eliminated our poorly performing position in Palm, which was unable to gain traction against the iPhone before being acquired by Hewlett-Packard last spring.

Health care stocks generally lagged as investors worried about “Obamacare” and focused on companies more likely to benefit from economic recovery, but they provided some of our best returns for the period. In our semiannual letter, we discussed the outstanding performances of equipment firm Edwards Lifesciences and drugmaker Valeant Pharmaceuticals, and both firms continued to move higher in the second half of the year. We also benefited from the release of positive clinical trial results for an asthma medication being developed by biotechnology firm Theravance. We typically hold a basket of promising biotechnology firms on the theory that the large payoffs in the winners will more than offset the losses in instances where we are wrong.

There has been a paradigm change in the U.S. energy industry over the last five years as advances in drilling technology have opened up vast new oil and gas reserves in shale formations around the country. We have benefited from this dynamic through investments in a number of fast-growing, mid-size producers, including Range Resources, Continental Resources, and SM Energy. We also had two gas holdings, CNX Gas and Atlas Energy, become acquisition targets during 2010.

Our top contributor for the past six months was engineering and construction firm McDermott International, whose fortunes are tied to the offshore oil and gas industries. Other industrial holdings, such as electrical equipment maker AMETEK, benefited from the continuing cyclical upturn in the global economy.

Finally, we had mixed results among our financial holdings, another relatively small segment of the portfolio. After a long absence from the industry, we made several investments in commercial banks in the first half of 2009. Our investment thesis was twofold: The collapse of securitized lending would offer banks the chance to reclaim an important source of revenues, and credit conditions could not get much worse. While we enjoyed good results from most of our purchases, fears over new bank regulations have recently dogged holdings such as TCF Financial. We sold our shares in struggling Marshall & Ilsley along with capital markets firm Janus Capital Group and real estate developer St. Joe. On the other hand, we continued to buy options exchange CBOE Holdings, a strong and valuable franchise whose shares have been battered since its initial public offering in June.

Investment Strategy and Outlook

In past letters, we have emphasized the importance of central banks intervening when credit becomes too easy and asset prices become inflated—a role former Fed Chairman William McChesney Martin, Jr., likened to taking “away the punch bowl just when the party gets going.” We worry that, far from following Martin’s advice, his successors are spiking the punch bowl through the addition of two potent spirits. The first is ZIRP, the Fed’s zero interest rate policy; while it has greatly benefited the largest borrowers—governments, banks, speculators, and large corporations—ZIRP has inflicted significant hardship on many of the nation’s savers, particularly senior citizens who rely on income from savings accounts and certificates of deposit. The second spirit is QE2, the Fed’s new round of quantitative easing, which we view as a polite term for printing money and monetary debasement. As noted above, much of the intoxication from QE2 is occurring overseas—in Asian property markets, for example—as liquidity created by the program quickly flows to where returns are highest. The QE2 policy has led to resentment on the part of our trading partners, who have been burdened with surging inflation and new asset bubbles, along with increased efforts to replace the U.S. dollar as the world’s reserve currency.

To be sure, the party on Wall Street in recent months has been less rollicking than it was at the height of the housing bubble. Mid-cap valuations have risen but remain reasonable—and stocks in general appear attractive relative to bonds. Growth shares only modestly outperformed value stocks over the past year and remain relatively attractive, particularly large-caps. Still, we sense that a bit of intoxication is beginning to creep back into our market. Momentum investing has mounted a comeback among a narrow group of high-growth stocks, most notably in hot areas such as cloud computing and social media.

While the fund has benefited from this enthusiasm, we are intent on remaining the sober ones at the party, focused on companies with durable franchises that are likely to prosper over the long term. Thus, we are trimming positions in which valuations have become stretched and investing in companies that will benefit as the global economy restructures. We remain particularly focused on the U.S. manufacturing renaissance, which we still view as the best way out of our nation’s dependence on debt-financed consumption. We look forward to reporting to you on the results of our efforts in six months.

Respectfully submitted,

Brian W.H. Berghuis
Chairman of the fund’s Investment Advisory Committee

John F. Wakeman
Member of the fund’s Investment Advisory Committee

January 24, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Stock Investing

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

Glossary

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell Midcap Growth Index: An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index: An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-cap companies.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Mid-Cap Equity Growth Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Mid-Cap Equity Growth Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
December 31, 2010

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/10	Value 12/31/09
T. Rowe Price Government Reserve Investment Fund, 0.19%	¤	¤	$ 23	$ 20,896	$ 9,823
Totals			$ 23	$ 20,896	$ 9,823

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 20,896
Dividend income	23
Interest income	–
Investment income	$ 23
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
December 31, 2010
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $590,039)	$	831,326
Dividends and interest receivable		165
Receivable for shares sold		132
Receivable for investment securities sold		20
Other assets		32
Total assets		831,675
Liabilities		
Payable for investment securities purchased		1,751
Payable for shares redeemed		624
Investment management fees payable		417
Due to affiliates		7
Other liabilities		29
Total liabilities		2,828
NET ASSETS	**$**	**828,847**
Net Assets Consist of:		
Accumulated undistributed net realized loss	$	(9,836)
Net unrealized gain		241,287
Paid-in capital applicable to 29,785,845 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		597,396
NET ASSETS	**$**	**828,847**
NET ASSET VALUE PER SHARE	**$**	**27.83**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
($000s)

Year Ended 12/31/10
Investment Income (Loss)		
Income		
Dividend	$	4,206
Securities lending		49
Total income		4,255
Expenses		
Investment management		3,548
Shareholder servicing		3
Prospectus and shareholder reports		18
Custody and accounting		160
Registration		49
Legal and audit		24
Directors		7
Miscellaneous		12
Total expenses		3,821
Net investment income		434
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		39,260
Foreign currency transactions		(9)
Net realized gain		39,251
Change in net unrealized gain on securities		131,586
Net realized and unrealized gain		170,837
INCREASE IN NET ASSETS FROM OPERATIONS	**$**	**171,271**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
December 31, 2010

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Mid-Cap Equity Growth Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on July 31, 1996. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $14,000 for the year ended December 31, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

In-Kind Subscriptions Under certain circumstances, and when considered to be in the best interest of the fund, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the year ended December 31, 2010, the fund accepted $195,245,000 of in-kind subscriptions, including $168,464,000 from other T. Rowe Price funds.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2010:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At December 31, 2010, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $377,818,000 and $211,183,000, respectively, for the year ended December 31, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the recharacterization of distributions. For the year ended December 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended December 31, 2010 and December 31, 2009 were characterized for tax purposes as follows:

At December 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of unrealized gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2010, the fund utilized $34,369,000 of capital loss carryforwards. In accordance with federal income tax regulations applicable to investment companies, recognition of capital and/or currency losses on certain transactions realized between November 1 and the fund’s fiscal year-end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.60% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended December 31, 2010, expenses incurred pursuant to these service agreements were $85,000 for Price Associates and $2,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and
Shareholders of T. Rowe Price Institutional Mid-Cap Equity Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Mid-Cap Equity Growth Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2011

Tax Information (Unaudited) for the Tax Year Ended 12/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $2,227,000 from short-term capital gains,

• $1,774,000 from long-term capital gains, all of which was subject to the 15% rate gains category.

For taxable non-corporate shareholders, $2,778,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $2,778,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name (Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies
Year Elected*	During the Past Five Years

William R. Brody, M.D., Ph.D. (1944)	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, Novartis, Inc.
2009	(2009 to present); Director, IBM (2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee, Johns Hopkins Health System
(1996 to 2009); Director, Medtronic, Inc. (1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey (1940)	Director, National Life Insurance (2001 to 2005); Director, NLV Financial Corporation (2004 to 2005)
2005

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Under Armour
2001	(2008 to present); Director, Vornado Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)
1996

Karen N. Horn (1943)	Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present);
2003	Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present);
Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008); Director, Georgia Pacific
(2004 to 2005)

Theo C. Rodgers (1941)	President, A&R Development Corporation (1977 to present)
2005

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present);
2001	Cofounder and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek (1957)	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director,
2009	The Goldman Sachs Group, Inc. (1984 to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of T. Rowe	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies
Price Portfolios Overseen]	During the Past Five Years

Edward C. Bernard (1956)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price
2006 [128]	Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe
Price Services, Inc.; Director and Chief Executive Officer, T. Rowe Price International; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment
2006 [73]	Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company;
President, Institutional Equity Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Institutional Equity Funds	Principal Occupation(s)

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe
Vice President	Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust
Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
Chief Compliance Officer	T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Treasurer	Trust Company; formerly Partner, PricewaterhouseCoopers LLP (to 2007)

Ann M. Holcomb, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Trust Company

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary	Services, Inc.

Gregory A. McCrickard, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

David Oestreicher (1967)	Director and Vice President, T. Rowe Price Investment Services, Inc.,
Vice President	T. Rowe Price Trust Company, and T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International, and T. Rowe Price Retirement Plan
Services, Inc.

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Investment Services, Inc.; Vice President and Assistant Treasurer, T. Rowe
Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,417,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 17, 2011